COMMON STOCK

NUMBER

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

SEE REVERSE FOR LEGEND RELATING TO TRANSFER RESTRICTIONS

FOR POSITION ONLY

USAMOBILITY™

USA MOBILITY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND OTHER LEGENDS

CUSIP 90341G 10 3

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

USA MOBILITY, INC.

(hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time (copies of which are on file with the Corporation). This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

FOR POSITION ONLY

TREASURER

USA MOBILITY, INC. CORPORATE SEAL 2004 DELAWARE

FOR POSITION ONLY

PRESIDENT

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

BY

AUTHORIZED SIGNATURE.

AMERICAN BANK NOTE COMPANY.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF OCTOBER 1, 2004 USA MOBILITY, INC. TSB 17267 FC
SALES: D. WETZLER	Operator: Ron / Teresa
/ ETHER 19 / LIVE JOBS / U / USA MOBILITY 17267 FC	Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo is LOW RESOLUTION, 4-color process, NOT changeable to Spot Color. NOT SUITABLE FOR PRINTING.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: Text that is sent in by disk or e-mail is not proofread word for word.

USA MOBILITY, INC.

THE CORPORATION HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATION AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE STATE OF DELAWARE.

THE SALE, TRANSFER OR ASSIGNMENT OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE STATE OF DELAWARE. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE STATE OF DELAWARE.

The following abbreviations, when used in the transcription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____ Shares

of the Common Stock represented by the within Certificates, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________________

____
(The signature to this assignment must correspond with the name as written upon the lien or the Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature(s) Guaranteed: ______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF SEPTEMBER 17, 2004 USA MOBILITY, INC. TSB 17267 BK
SALES: D. WETZLER	Operator: Ron
/ ETHER 19 / LIVE JOBS / U / USA MOBILITY 17267 BK	Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:____ OK AS IS____ OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF

NOTE: Text that is sent in by disk or e-mail is not proofread word for word.